NSAR ITEM 77O
                                   1999 - 2000
                                 VK Growth Fund
                               10f-3 Transactions

UNDERWRITING #          UNDERWRITING              PURCHASED FROM      AMOUNT OF SHARES   % OF UNDERWRITING    DATE OF PURCHASE
                                                                         PURCHASED
       1        Entercom Communications Corp.    CS First Boston           35,000              0.043%             10/01/99
       2          Breakaway Solutions, Inc.           Advest                1,000              0.033%             10/05/99
       3          Illuminet Holdings, Inc.             DLJ                  2,000              0.051%             10/08/99
       4           Women.com Networks Inc.      Janney Montgomery             500              0.013%             10/14/99
       5                Cysive, Inc.            Friedman Billings           1,500              0.045%             10/15/99
       6                 Radio Unica               Oppenheimer              5,700              0.083%             10/18/99
       7            Aether Systems, Inc.          Piper Jaffray             3,400              0.057%             10/20/99
       8         Emmis Communications Corp.            DLJ                 35,000              0.951%             10/26/99
       9      Spanish Broadcasting System, Inc.   Merrill Lynch             2,800              0.013%             10/28/99
      10              Tickets.com Inc.             Witt Capital             3,100              0.046%             11/03/99
      11        Charter Communications, Inc.          Advest               12,600              0.007%             11/08/99
      12                Expedia, Inc.           Janney Montgomery           2,900              0.056%             11/09/99
      13             Virata Corp.                 Thomas Weisel             3,300              0.066%             11/16/99
      14           MetaSolv Software Inc.           Soundview               1,600              0.032%             11/17/99
      15                CacheFlow Inc.            William Blair             1,000              0.020%             11/18/99
      16             FreeMarkets, Inc.             Wit Capital              1,400              0.039%             12/09/99
      17             Infonet Services Corp.       Merrill Lynch             2,200              0.004%             12/15/99
      18                 Xpedior Inc.              J.P. Morgan              6,500              0.076%             12/16/99
      19      Aspect Medical Systems, Inc.          SG Cowen                  500              0.014%             01/27/00
      20                Caminus Corp.          CIBC World Markets           3,000              0.069%             01/27/00
      21                Sequenom Inc.               SG Cowne                3,300              0.063%             01/31/00
      22         IMPSAT Fiber Networks, Inc.     CS First Boston              600              0.005%             01/31/00
      23        Quantum Effect Devices, Inc.      CS First Union              300              0.008%             01/31/00
      24         Dobson Communications Corp.       Lehman Bros.            50,000              0.200%             02/03/00
      25              Therma-Wave, Inc.            Lehman Bros.             2,700              0.030%             02/03/00
      26               Antigenics Inc.          Robertson Stephens          1,300              0.037%             02/04/00
      27        Cypress Communications, Inc.      J.C. Bradford             5,200              0.052%             02/10/00
      28              WebMethods, Inc.          Friedman Billings             500              0.012%             02/10/00
      29        Flag Telecom Holdings Limited     Goldman Sachs             7,600              0.024%             02/11/00
      30         Savvis Communications Corp       Merrill Lynch            15,500              0.091%             02/14/00
      31               Eloquent, Inc.             Thomas Weisel             1,200              0.027%             02/17/00
      32                  Palm Inc.             Robertson Stephens          2,100              0.009%             03/01/00
      33           AsiaInfo Holdings, Inc.             DLJ                    200              0.004%             03/02/00
      34               Radio One Inc.            CS First Boston           50,000              1.000%             03/03/00
      35       FirstWorld Communications, Inc.    DB Alex Brown             4,400              0.044%             03/07/00
      36            GT Group Telecom Inc.       Davy Stockbrokers           3,300              0.018%             03/09/00
      37                Digitas Inc.                 Salomon                  400              0.004%             03/13/00
      38          Silicon Laboratories Inc.       Thomas Weisel               200              0.006%             03/23/00


Other firms participating in the underwritings:

Underwriters for #1
-------------------

Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
BancBoston Robertson Stephens Inc.
Barrington Research Associates, Inc.
A.G. Edwards & Sons, Inc.
First Albany Corporation
Gerard Klauer Mattison & Co. Inc.
ING Barings LLC
Invemed Associates LLC
Merrill Lynch Pierce Fenner & Smith
Incorporated
Salomon Smith Barney Inc.
Schroder & Co. Inc.
Wasserstein Perella Securities, Inc.


Underwriters for #2
-------------------

Morgan Stanley & Co. Inc.
Lehman Brothers Inc.
Deutsche Bank Securities, Inc.
Advest, Inc.
Dain Rauscher Wessels
First Albany Corp.
First Union Securities, Inc.
Edward D. Jones & Co.
Moors & Cabot, Inc.
Needham & Company
SG Cowen Securities Corp.
Soundview Technology Group, Inc.
C.E. Unterberg, Towbin


Underwriters for #3
-------------------

Morgan Stanley & Co. Inc.
BancBoston Robertson Stephens
Donaldson, Lufkin & Jenrette Securities
Robert W. Baird & Co. Incorporated
CIBC World Markets Corp.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Hambrecht & Quist LLC
ING Barings LLC
Jefferies & Company, Inc.
Edward D. Jones & Co. LP
Merrill Lynch, Pierce, Fenner & Smith
Brad Peery Inc.
Ragen MacKenzie Incorporated
The Robinson-Humphrey Company, LLC
SG Cowen Securities Corporation
Salomon Smith Barney Inc.

Underwriters for #4
--------------------

Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
Smith Barney Inc.
BancBoston Robertson Stephens Inc.
Bear, Stearns & Co. Inc.
Burnham Securities Inc.
Donaldson, Lufkin & Jenrette Securities
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
ING Baring LLC
Janco Partners, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Paine Webber Incorporated
Muriel Siebert & Co. Inc.
U.S. Bancorp Piper Jaffray Inc.
Volpe Brown Whelan & Company LLC


Underwriters for #5
-------------------

Thomas Weisel Partners LLC
First Union Securities, Inc.
Friedman, Billings, Ramsey & Co., Inc.
Lehman Brothers Inc.
Morgan Stanley & Co., Incorporated
Prudential Securities Incorporated
William Blair & Company LLC
Dain Rauscher Incorporated
U.S. Bancorp Investments, Inc.
C.E. Unterberg, Towbin
Legg Mason Wood Walker, Incorp.
Needham & Company, Inc.


Underwriters for #6
-------------------

Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
CIBC World Markets
BancBoston Robertson Stephens
Credit Lyonnais Securities (USA) Inc.
Credit Suisse First Boston Corp.
Deutsche Bank Securities Inc.
A.G. Edwards & Sons, Inc.
ING Barings LLC
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley & Co. Inc.
PaineWebber Incorporated
Prudential Securities Inc.
Schroder & Co. Inc.
Wasserstein Perella Securities, Inc.
Guzman & Company
Samuel A. Ramirez & Co., Inc.
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC

Underwriters for #7
---------------------

Merrill Lynch, Pierce, Fenner & Smith Inc.
BancBoston Robertson Stephens Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
U.S. Bancorp Piper Jaffray Inc.
Banc of America Securities LLC
E*OFFERING Corp.
Morgan Stanley & Co. Inc.
First Union Securities, Inc.
PaineWebber Incorporated


Underwriters for #8
--------------------


Underwriters for #9
-------------------

Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
Bear, Stearns & Co. Inc.
BancBoston Robertson Stephens Inc.
Deutsche Bank Securities Inc.
Lazard Freres & Co. LLC
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Wasserstein Perella Securities, Inc.
Gabelli & Company, Inc.
First Union Securities, Inc.
Neuberger & Berman, LLC
Raymond James & Associates, Inc.
Sutro & Company Incorporated
The Chapman Company
Chatsworth Securities LLC
Guzman & Company
Pryor, McClendon, Counts & Co., Inc.
Ramirez & Co., Inc.

Underwriters for #10
--------------------

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
SG Cowen Securities Corporation
Morgan Stanley Dean Witter Online Inc.
E*OFFERING Corp.
Wit Capital Corporation
Adams, Harkness & Hill, Inc.
Cruttenden Roth Incorporated
Dain Rauscher Wessels
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Raymond James & Associates, Inc.
C.E. Unterberg, Towbin


Underwriters for #11
--------------------

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Morgan Stanley & Co. Inc.
Donaldson, Lufkin & Jenrette Securities
Merrill Lynch, Pierce, Fenner & Smith
Salomon Smith Barney Inc.
A.G. Edwards & Sons, Inc.
M.R. Beal & Company
Allen & Company Incorporated
Banc of America Securities LLC
BancBoston Robertson Stephens Inc.
CIBC World Markets Corp.
Chase Securities Inc.
Credit Suisse First Boston Corp.
First Union Securities, Inc.
ING Barings LLC
Edwards D. Jones & Co., L.P.
Nesbitt Burns Securities Inc.
Prudential Securities Incorporated
RBC Dominion Securities Corporation
TD Securities (USA) Inc.
Wasserstein Perella Securities, Inc.
Advest, Inc.
Robert W. Baird & Co. Incorporated
William Blair & Company LLC
J.C. Bradford & Co.
Dain Rauscher Wessels
JJB Hilliard, W.L. Lyons, Inc.
Huntleigh Securities Corp.
Janco Partners, Inc.
Legg Mason Wood Walker, Inc.
McDonald Investments
Neuberger Berman, LLC
Ramirez & Co. Inc.
Raymond James & Associates
Muriel Siebert & Co. Inc.
Stephens Inc.
Stifel, Nicolaus & Company
U.S. Bancorp Piper Jaffray Inc.
Wachovia Securities, Inc.
Wit Capital Corporation

Underwriters for #12
---------------------

Goldman Sachs & Co.
Morgan Stanley & Co. Inc.
BancBoston Robertson Stephens Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
First Union Securities, Inc.
Hambrecht & Quest LLC
Janney Montgomery Scott LLC
Merrill Lynch, Pierce Fenner & Smith Inc.
Ragen MacKenzie Incorporated
Volpe Brown Whelan & Company LLC


Underwriters for #13
---------------------

Credit Suisse First Boston Company
Warburg Dillon Read LLC
Thomas Weisel Partners LLC
Banc of America Securities LLC
BancBoston Robertson Stephens Inc.
Dain Rauscher Wessels
E*Offering Corp
Invemed Associates LLC
Morgan Stanley & Co. Incorporated
Needham & Company Inc.
Charles Schwab & Co. Inc.
SG Cowen Securities Corporation
U.S. Bancorp Piper Jaffray Inc.
Volpe Brown Whelan & Company LLC


Underwriters for #14
--------------------

Morgan Stanley & Co. Incorporated
BancBoston Robertson Stephens Inc.
Jefferies & Company, Inc.
Dain Rauscher Wessels
Donaldson, Lufkin & Jenrette Securities
First Union Securities, Inc.
Hambrecht & Quist LLC
Edward D. Jones & Co. L.P.
Soundview Technology Group, Inc.

Underwriters for #15
--------------------

Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corp.
Dain Rauscher Wessels
BancBoston Robertson Stephens Inc.
William Blair & Company LLC
Hambrecht & Quist LLC
Edward D. Jones & Co. LP
Brad Peery Inc.
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Volpe Brown Whelan & Company
Warburg Dillon Read LLC
Thomas Weisel Partners LLC


Underwriters for #16
----------------------

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities
Wit Capital Corporation
BancBoston Robertson Stephens, Inc.
Deutsche Bank Securities Inc.
Edward D. Jones & Co. L.P.
Advest, Inc.
Dain Rauscher Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Legg Mason Wood Walker, Inc.
SoundView Technology Group, Inc.
Sutro & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.


Underwriters for #17
--------------------

Merrill Lynch, Pierce, Fenner & Smith
Warburg Dillon Read LLC
ties ABN AMRO Incorporated
Goldman, Sachs & Co.
Lehman Brothers Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Credit Lyonnais Securities (USA) Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Dresdner Kleinwort Benson North America
A.G. Edwards & Sons, Inc.
ING Baring Furman Selz LLC
Lazard Freres & Co. LLC
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
SG Cowen Securities Corporation

(con'd Underwriters for #17)

Schroder & Co. Inc.
The Chapman Company
Crowell, Weedon & Co.
Jefferies & Company, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets
Brad Peery Inc.
Scotia Capital Markets (USA) Inc.
Muriel Siebert & Co. Inc.
U. S. Bancorp Piper Jaffray Inc.
Utendahl Capital Partners, L. P.


Underwriters for #18
--------------------



Underwriters for #19
--------------------

Morgan Stanley & Co. Inc.
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
Advest, Inc.
Brean Murray & Co., Inc.
First Union Securities, Inc.
Gerard Klauer Mattison & Co., Inc.
ING Barings
Edward D. Jones & Co. L.P.
Leerink Swann & Company
McDonald Investments Inc.
Raymond James & Associates, Inc.
 .SG Cowen Securities Corporation

Underwriters for #20
--------------------

Deutsche Bank Securities Inc
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Hambrecht & Quist LLC
Donaldson, Lufkin & Jenrette Securities
FleetBoston Robertson Stephens
Morgan Stanley & Co. Incorporated
SG Cowen Securities Corporation
Suntrust Equitable Securities Corporation
SoundView Technology Group, Inc.
First SecurityVan Kasper, Inc.
Pennsylvania Merchant Group
Raymond James & Associates, Inc.
Adams, Harkness & Hill, Inc.
Jefferies & Company, Inc.
Josephthal & Co.
C.L. King & Associates Inc.
McDonald Investments Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Raymond James & Associates
Suntrust Equitable Securities
First Security Van Kasper
Webbush Morgan Securities.


Underwriters for #21
--------------------

Warburg Dillon Read LLC
FleetBoston Robertson Stephens Inc.
SG Cowen Securities Corporation
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Cantor Fitzgerald & Co.
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette
Dresdner Kleinworst Benson N. America
Hambrecht & Quist LLC.
ING Barings LLC
Lehman Brothers Inc.
Merrill Lynch Pierce, Fenner & Smith
Morgan Stanley & Co. Incorporated

Underwriters for # 22
---------------------

Morgan Stanley & Co. Incorporated
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Arnhold and S. Bleichroeder, Inc.
Donaldson, Lufkin & Jenerette Securities Corporation
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co., L.P.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Brad Peery Inc.
Ramirez & Co., Inc.
Wasserstein Perella Securities, Inc.


Underwriters for # 23
---------------------

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
FleetBoston Robertson Stephens Inc.
First Union Securities, Inc.
Edward D. Jones & Co., L.P.
Raymond James & Associates, Inc.
SG Cowen Securities Corporation
SoundView Technology Group, Inc.
Wasserstein Perrella Securities, Inc.

Underwriters for # 24
---------------------

Lehman Brothers Inc.
Banc of America Securities LLC
Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
ABN AMRO Incorporated
Bear Stearns & Co. Inc.
CIBC World Markets Corp.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenerette Securities Corporation
Fidelity Capital Markets - a division of National Financial Services J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Warburg Dillon Read LLC
Wasserstein Perella Securities, Inc.
First Union Securities Inc.
J.C. Bradford & Co.
Chatsworth Securities LLC
First Southwest Company
Gabelli & Company. Inc.
Gruntal & Co., L.P.
Janco Partners Inc.
Edward D. Jones & Co., Inc.
J.J.B. Hilliard, W.L. Lyons, Inc.
Needham & Co., Inc.
Neuberger & Berman, LLC
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
Sands Brothers & Co., Ltd.


Underwriters for # 25
---------------------

Banc of America Securities LLC
Lehman Brothers Inc.
Bear Stearns & Co. Inc.
A.G. Edwards & Sons, Inc.
Fidelity Capital Markets - a division of National Financial Services First Union Securities Inc.
FleetBoston Robertson Stephens Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Needham & Co., Inc.
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Adams, Harkness & Hill, Inc.
Advest, Inc.
William Blair & Company, L.L.C.
Cruttenden Roth Incorporated
Doft & Co., Inc.
John G. Kinnard and Company, Incorporated
Pacific Crest Securities
Sandler O'Neill & Partners, L.P.
Tucker Anthony Cleary Gull
H.C. Wainwright & Co., Inc.

Underwriters for # 26
---------------------

U.S. Bancorp Piper Jaffray Inc.
FleetBoston Robertson Stephens Inc.
Banc of America Securities LLC
CIBC World Markets Corp.
Chase Securities, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Nessuah Zannex Ltd.


Underwriters for # 27
---------------------

Bear Stearns & Co. Inc.
Donaldson, Lufkin & Jenerette Securities Corporation
J.C. Bradford & Co.
Banc of America Securities LLC
Credit Suisse First Boston Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
FleetBoston Robertson Stephens Inc.
SG Cowen Securities Corporation
Warburg Dillon Read LLC
Wasserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
Blaylock & Partners L.P.
Corinthian Partners, L.L.C.
Gaines, Berland Inc.
Hagerty, Stewart & Associates, Inc.
Jefferies & Company
Jesup & Lamont Securities Corporation
Josephthal & Co. Inc.
Parker/Hunter Incorporated
The Robinson-Humphrey Company. LLC
Sanders Morris Harris Inc.
Sands Brothers & Co., Ltd.
Stephens, Inc.
Wachovia Securities, Inc.

Underwriters for # 28
---------------------

Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Dain Rauscher Incorporated
Friedman, Billing, Ramsey & Co., Inc.
Chase Securities, Inc.
First Union Securities, Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
McDonald Investments, Inc., A KeyCorp Company
Soundview Technology Group, Inc.


Underwriters for # 29
---------------------

Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Warburg Dillon Read LLC
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Dresdner Kleinwort Benson
Lehman Brothers Inc.
First Union Securities, Inc.
Friedman, Billing, Ramsey & Co., Inc.
Stephens Inc.

Underwriters for # 30
---------------------

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Bank of America Securities LLC
CIBC World Markets Corp.
Chase Securities, Inc.
Donaldson, Lufkin & Jenerette Securities Corporation
ING Barings LLC
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Wasserstein Perella Securities, Inc.
Robert W. Baird & Co.
Ferris, Baker Watts, Incorporated
Janney Montgomery Scott LLC
Josephthal & Co., L.P.
Legg Mason Wood Walker, Incorporated
Brad Peery Inc.
SunTrust Equitable Securities Corporation
Utendahl Capital Partners, L.P.


Underwriters for # 31
---------------------

U.S. Bancorp Piper Jaffray Inc.
Bank of America Securities LLC
Thomas Weisel Partners LLC
Chase Securities, Inc
CIBC World Markets Corp.
Deutsche Bank Scurities Inc .
Donaldson, Lufkin & Jenerette Securities Corporation
E*OFFERING Corp.
FleetBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Nessuah Zannex Ltd.

Underwriters for # 32
---------------------

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
FleetBoston Robertson Stephens Inc.
Bank of America Securities LLC
Sanford C. Bernstein & Co., Inc.
Chase Securities, Inc
Credit Lyonnais Securities (USA) Inc.
Deutsche Bank Securities Inc.
Fidelity Capital Markets - A division of National Financial Services Corporation HSBC Secirities (USA) Inc.
SG Cowen Securities Corporation
Salomon Smith Barney Inc.
Soundview Technology Group, Inc.
U.S. Bancorp Piper Jaffray Inc.


Underwriters for # 33
---------------------

Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenerette Securities Corporation
China International Capital Corporation (Hong Kong) Limited
Dain Rauscher Wessels
First Union Securities Inc.
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
Brad Peery Inc.
Soundview Technology Group, Inc.
Thomas Weisel Partners LLC

Underwriters for # 34
---------------------

Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Bank of America Securities LLC
Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Blaylock & Partners, L.P.
First Union Securities, Inc.
Pryor, Counts & Co., Inc.


Underwriters for # 35
---------------------

Lehman Brothers Inc.
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
PaineWebber Incorporated
Fidelity Capital Markets - A division of National Financial Services Corporation CIBC World Markets Corp.
Donaldson, Lufkin & Jenerette Securities Corporation
Goldman, Sachs & Co.
W.R. Hambrecht & Co.
ING Barings LLC
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Legg Mason Wood Walker, Incorporated
Pacific Crest Securities
Sands Brothers & Co., Ltd.
Wm Smith Securities, Incorporated

Underwriters for # 36
---------------------

Goldman, Sachs & Co.
Salomon Smith Barney Inc.
CIBC World Markets Corp.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
RBC Dominion Securities Corporation
BMO Nesbitt Burns Inc.
National Bank Financial Inc.
Scotia Capital (USA) Inc.
TD Securities Inc.


Underwriters for # 37
---------------------

Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Adams, Harkness & Hill, Inc.
Robert W. Baird & Co. Incorporated
First Union Securities, Inc.
FleetBoston Robertson Stephens Inc.
ING Barings LLC
Prudential Securities Incorporated
SG Cowen Securities Corporation

Underwriters for # 38
---------------------

Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
Dain Rauscher Wessels
Deutsche Bank Securities Inc.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Edward D. Jones & Co., L.P.
SG Cowen Securities Corporation
Tejas Securities Group, Inc.
Thomas Weisel Partners LLC
U.S. Bancorp Piper Jaffray Inc.

                                  NSAR ITEM 77O
                                   1999 - 2000
                            VK Aggressive Growth Fund
                               10f-3 Transactions

UNDERWRITING #            UNDERWRITING                 PURCHASED FROM      AMOUNT OF SHARES  % OF UNDERWRITING   DATE OF PURCHASE
                                                                              PURCHASED
       1            Breakaway Solutions, Inc.           Lehman Bros.            6,600             0.220%             10/05/99
       2            Illuminet Holdings, Inc.         Robertson Stephens        13,100             0.336%             10/08/99
       3             Women.com Networks Inc.           DB Alex Brown            3,300             0.088%             10/14/99
       4                  Cysive, Inc.                 Thomas Weisel            9,800             0.293%             10/15/99
       5      Martha Stewart Living Omnimedia, Inc.    Merrill Lynch           25,500             0.354%             10/18/99
       6                   Radio Unica              Salomon Smith Barney       39,300             0.575%             10/18/99
       7             Extreme Networks, Inc.            Dain Rauscher           43,300             0.668%             10/19/99
       8               Aether Systems, Inc             Merrill Lynch           23,100             0.385%             10/20/99
       9            MCK Communications, Inc.         Robertson Stephens         3,600             0.106%             10/22/99
      10          Intertrust Technologies Corp.       CS First Boston          29,500             0.454%             10/26/99
      11                Tickets.com Inc.              CS First Boston          22,700             0.339%             11/03/99
      12                     Expedia                   Goldman Sachs           22,500             0.433%             11/09/99
      13                 Immersion Corp.             Hambrecht & Quist          4,900             0.115%             11/12/99
      14                  Virata Corp.                CS First Boston          25,700             0.514%             11/16/99
      15             MetaSolv Software, Inc.         Robertson Stephens        12,600             0.252%             11/17/99
      16                 CacheFlow Inc.               CS First Boston           7,500             0.150%             11/18/99
      17                FreeMarkets, Inc.              Goldman Sachs           12,000             0.333%             12/09/99
      18                  Xpedior Inc.                      DLJ                58,600             0.687%             12/16/99
      19           SilverStream Software, Inc.       Robertson Stephens        15,000             0.682%             01/25/00
      20          Aspect Medical Systems, Inc.         DB Alex Brown            5,700             0.163%             01/27/00
      21                  Caminus Corp.                DB Alex Brown           31,300             0.716%             01/28/00
      22                  Sequenom Inc.                 SBC Warburg            33,700             0.642%             01/31/00
      23           IMPSAT Fiber Networks, Inc.         Goldman Sachs            5,600             0.049%             01/31/00
      24          Quantum Effect Devices, Inc.          Lehman Bros.            2,800             0.075%             01/31/00
      25                Therma-Wave, Inc.          Montgomery Securities       27,800             0.310%             02/03/00
      26                Antigenics, Inc.               Piper Jaffray           14,000             0.400%             02/04/00
      27          Cypress Communications, Inc.          Bear Stearns           55,300             0.553%             02/10/00
      28                WebMethods, Inc.               Merrill Lynch            5,900             0.144%             02/10/00
      29          Flag Telecom Holdings Limited     Salomon Smith Barney       82,800             0.261%             02/11/00
      30               Diversa Corporation              Bear Stearns           14,500             0.200%             02/14/00
      31                 Eloquent, Inc.                Piper Jaffray           13,700             0.304%             02/17/00
      32                    Palm Inc.                  Goldman Sachs           24,000             0.104%             03/01/00
      33             AsiaInfo Holdings, Inc.           DB Alex Brown            2,700             0.054%             03/02/00
      34                  Medarex, Inc.                 Lehman Bros.            6,700             0.321%             03/02/00
      35         FirstWorld Communications, Inc.        Lehman Bros.           52,100             0.521%             03/07/00
      36              GT Group Telecom Inc.         Salomon Smith Barney       38,500             0.214%             03/09/00
      37                  Digitas Inc.                 Adams Harkness           5,100             0.055%             03/13/00
      38            Silicon Laboratories Inc.           Lehman Bros.            2,500             0.078%             03/23/00
      39             Viasystems Group, Inc.           CS First Boston         256,100            0.0582%             03/23/00



Underwriting Participants:

Underwriters for #1
-------------------
Morgan Stanley & Co. Inc.
Lehman Brothers Inc.
Deutsche Bank Securities, Inc.
Advest, Inc.
Dain Rauscher Wessels
First Albany Corporation
First Union Securities, Inc.
Edward D. Jones, & Co., L.P.
Moors & Cabot, Inc.
Needman & Company, Inc.
SG Cowen Securities Corporation
Soundview Technology Group, Inc.
C.E. Unterber, Towbin


Underwriters for #2
-------------------
Morgan Stanley & Co. Incorporated
BancBoston Robertson Stephens Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Robert W. Baird & Co. Incorporated
CIBC World Markets Corp.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Hambrecht & Quist LLC
ING Barings LLC
Jefferies & Company, Inc.
Edward D. Jones & Co., L.P.
Merrill Lynch, Pierce, Fenner & Smith
Brad Peery Inc.
Ragen MacKenzie Incorproated
The Robinson-Humphrey Company, LLC
SG Cowen Securities Corporation
Salomon Smith Barney Inc.


Underwriters for #3
-------------------
Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
Smith Barney Inc.
BancBoston Robertson Stephens Inc.
Bear, Stearns & Co. Inc.
Burnham Securities Inc.
Donaldson, Lufkin & Jenrette Securities
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
ING Baring LLC
Janco Partners, Inc
Janney Montgomery Scott LLC
Edward D. Jones & Co. L.P.
Merrill Lynch, Pierce, Fenner & Smith
PaineWebber Incorporated
Muriel Siebert & Co. Inc.
U.S. Bancorp Piper Jaffray Inc.
Volpe Brown Whelan & Company

Underwriters for #4
-------------------
Thomas Weisel Partners LLC
First Union Securities, Inc.
Friedman, Billings, Ramsey & Co.
Lehman Brothers Inc.
Morgan Stanley & Co., Incorporated
Prudential Securities Incorporated
William Blair & Company LLC
Dain Rauscher Incorporated
U.S. Bancorp Investments, Inc.
C.E. Unterberg, Towbin
Legg Mason Wood Walker, Incorporated
Needham & Company, Inc.


Underwriters for #5
-------------------
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities
Banc of America Securities LLC
Advest, Inc.
Robert W. Baird & Co, Incorporated
Sanford C. Bernstein & Co.
Blaylock & Partners
Chatsworth Securities LLC
CIBC World Markets Corp.,
Crowell, Weedon & Co
D.A. Davidson & Co.
A.G. Edwards & Sons, Inc.
Fahnestock & Co. Inc.
First Union Securities
Gabelli & Company
Gerard Klauer Mattison
Goldman Sachs & Co
Janney Montgomery Scott
Edward D. Jones
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
Monness, Crespi, Hardt & Co.
Paine Webber Incorporated
Ramirez & Company
Raymond James & Associate, Inc.
Schroder & Co Inc.
Muriel Siebert
Salomon Smith Barney Inc.
Wasserstein Perella Securities, Inc.


Underwriters for #6
-------------------
Salomon Smith Barney
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
CIBC World Markets
BancBoston Robertson Stephens Inc.
Credit Lyonnais Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities
A.G. Edwards & Sons, Inc.
ING  Barings LLC
Lazard Freres & Co. LLC
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co
PaineWebber Incorporated
Prudential Securities Incorporated
Schroader & Co. Inc.
Wasserstain Perella Securities, Inc.
Guzman & Company
Samuel A. Ramirez & Co.
Raymoind James & Associates
The Robinson-Humphrey Company

Underwriters for #7
-------------------
Morgan Stanley & Co. Incorp.
BancBoston Robertson Stephens Inc.
Dain Rauscher Wessels
Hambrecht & Quist LLC
SG Cowen Securities
Thomas Weisel Partners
Lehman Brothers
Nutmeg Securities
Pennsylvania Merchant Group
Prudential Securities
Tucker Anthony Clear Gill


Underwriters for #8
-------------------
Merrill Lynch, Pierce, Fenner & Smith
BancBoston Robertson Stephens Inc.
Donaldson, Lufkin & Jenrette Securities
U.S. Bancorp Piper Jaffray Inc.
Banc of America Securities LLC
E*OFFERING Corp
Morgan Stanley & Co. Incorporated
First Union Securities, Inc.
PaineWebber Incorporated


Underwriters for #9
-------------------

Underwriters for #10
--------------------
Credit Suisse First Boston Corporation
J.P. Morgan Securities Inc.
Salomon Smith Barney
SoundView Technology Group
BancBoston Robertson Stephens
Hambrecht & Quist
Invemed Associates LLC
Morgan Stanley & Co. Incorporated
Rodman & Renshaw, Inc.
Charles Schwab & Co. Inc.
U.S. Bancorp Piper Jaffray Inc,.
Volpe Brown Whelan & Company


Underwriters for #11
--------------------
Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
SG Cowen Securities Corporation
Morgan Stanley Dean Witter Online Inc.
E*OFFERING Corp.
Wit Capital Corporation
Adams, Harkness & Hill, Inc.
Cruttenden Roth Incorporated
Dain Rauscher Wessels
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Janney Monn tgomery Scott LLC
Edward D. Jones, & Co.
Raymond James & Assoicates, Inc.
C.E. Unterberg, Towbin


Underwriters for #12
--------------------
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
BancBoston Robertson Stephens Inc.
Donaldson, Lufkin & Jenrette Securities
First Union Securities, Inc.
Hambrecht & Quist LLC
Janney Montgomery Scott LLC
Merrill Lynch, Pierce, Fenner & Smith
Ragen MacKenzie Incorporated
Volpe Brown Whelan & Company LLC

Underwriters for #13
--------------------


Underwriters for #14
--------------------
Credit Suisse First Boston Corporation
Warburg Dillon Read LLC
Thomas Weisel Partners LLC
Banc of America Securities LLC
BancBoston Robertson Stephens Inc.
Dain Rauscher Wessels
E*OFFERING Corp.
Invemed Associates LLC.
Morgan Stanley & Co. Incorporated
Needham & Company, Inc.
Charles Schwab & Co. Inc.
SG Cowen Securities Corporation
U.S. Bancorp Piper Jaffray Inc.
Vope Brown Whelan & Company LLC


Underwriters for #15
--------------------
Morgan Stanley & Co. Incorporated
BancBoston Robertson Stephens Inc.
Jefferies & Company, Inc.
Dain Rauscher Wessels
Donaldson, Lufkin & Jenrette Securities Corp.
First Union Securities, Inc.
Hambrecht & Quist LLC
Edward D. Jones & Co.
Soundview Technology Group, Inc.

Underwriters for #16
--------------------
Morgan Stanley & Co.
Credit Suisse First Boston Corporation
Dain Rauscher Wessels
BancBoston Roberston Stephens Inc.
William Blair & Company
Hambrecht & Quist LLC
Edward D. Jones
Brad Peery Inc.
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Volpe Brown Whelan & Company
Warburg Dillon Read LLC
Thomas Weisel Partners LLC


Underwriters for #17
--------------------
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities
Wit Capital Corporation
BancBoston Robertson Stephens Inc.
Deutsche Bank Securities Inc.
Edward D. Jones & Co.
Advest, Inc.
Dain Rauscher Incorporated
JJB Hilliard, W.L. Lyons, Inc.
Legg Mason Wood Walker, Incorporated
SounView Technology Group, Inc.
Sutro & Co. Incorporated
U.S. Bancorp Piper Jaffray Inc.


Underwriters for #18
--------------------

Underwriters for #19
--------------------
Morgan Stanley & Co. Incorporated
FleetBoston Robertson Stephens Inc.
SG Cowen Securities Corporation
Adams, Harkness & Hill, Inc.
Dain Rauscher Wessels
First Union Securities, Inc.
Hoak Breedlove Wesneski & Co.
Edward D. Jones & Co., LP
Punk, Ziegel & Company, LP


Underwriters for #20
--------------------
Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
U.S. Bancorp Piper Jaffray Inc.
Advest, Inc.
Brean Murray & Co., Inc.
First Union Securities, Inc.
Gerard Lkauer Mattison & Co., Inc.
ING Barings
Edward D. Jones & Co., LP
Leerink Swann & Company
McDonald Investments Inc.
Raymond James & Associates, Inc.
SG Cowen Securities Corporation


Underwriters for #21
--------------------
Deutsche Bank Securities Inc.
Bear, Stearns & Co. Inc.
DIBC    World Markets Corp.
Banc of America Securities LLC
Hambrecht & Quist LLC
Donaldson, Lufkin & Jenrette Securities Corp.
FleetBoston Robertson Stephens Inc.
Morgan Stanley & Co.
Salomon Smith Barney In nc.
SG Cowen Securities Corporation
SoundView Technology Group, Inc.
Adams, Harkness & Hill, Inc.
Jefferies & Company, Inc.
Josephthal & Co., Inc.
C.L. King & Associates, Inc
McDonald Investments Inc.
Parker/Hunter Incorporated
Pennsylvania Merchangt Group
Raymond James & Associates
Suntrust Equitable Securities Corporation
First Security Van Kasper, Inc.
Wedbush Morgan Securities Inc.

Underwriters for #22

Warburg Dillon Read LLC
FleetBoston Robertson Stephens Inc.
SG Cowen Securities Corporation
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Cantor Fitzgerald & Co.
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities
Dresdner Kleinworst Benson North America
Hambrecht & Quist LLC
ING Barings LLC
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co.


Underwriters for #23
--------------------
Morgan Stanley & Co.
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
Arnhold and S. Bleichroeder, Inc,
Donaldson, Lufkin & Jenerette Securities
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co.,m
Merrill Lynch, Pierce, Fenner & Smith
Brad Peery Inc.
Ramirez & Co., Inc.
Wasserstein Perrella Securities, Inc.


Underwriters for #24
--------------------
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
FleetBoston Robertson Stephens Inc.
First Union Securities, Inc.
Edward D. Jones & Co., L.P.
Raymond James & Associates, Inc.
SG Cowen Securities Corporation
SoundView Technology Group, Inc.
Wasserstein Perella Securities, Inc.

Underwriters for #25
--------------------
Banc of America Securities LLC
Lehman Brothers Inc.
Bear, Stearns & Co. Inc.
A.G. Edwards  & Sons, Inc.
Fidelity Capital Markets
First Union Securities, Inc.
FleetBoston Robertson Stephens Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stnaley & Co. Incorporated
Needham & Company, Inc.
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Adams, Harkness & Hill, Inc.
Advest, Inc.
William Blair & Company, LLC
Cruttenden Roth Incorporated
Doft & Co., Inc.
John G. Kinnard and Company, Incorporated
Pacific Crest Securities
Sandler O"Neill & Partners, L.P.
Tucker Anthony Cleary Gull
H.C. Wainwright & Co., Inc.


Underwriters for #26
--------------------
U.S. Bancorp Piper Jaffray Inc.
FleetBoston Robertson Stephens, Inc.
Banc of America Securities LLC
CIBC Wold Markets Corp
Chase Securities, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Nessuah Zannex LTD.


Underwriters for #27
--------------------
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities Corp.
J.C. Bradford & Cjo.
Banc of America Securities LLC
Credit Suisse First Boston Corp.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stnaley & Co Incorporated
FleetBoston Robertson Stephens Inc.
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Warburg Dillon Read LLC
Wasserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
Blaylock & Partners LP
Corinthian Partners, LLC
Gaines, Berland Inc.
Hagerty, Stewart & Associates, Inc.
Jefferies & Co.
Jesup & Lamont Securities Corp
Josephthal & Co.
Parker/Hnter Incorporated
The Robinson-Humphrey Company
Sanders Morris Harris Inc.
Sands Brother & Co., Ltd.
Sanders Morris Harris Inc.
Sands Brothers &  Co. Ltd
Stephens, Inc.
Wachovia Securities, Inc.

Underwriters for #28
--------------------
Morgan Stanley & Co Incorporated
Merrill Lynch Pierce, Fenner & Smith
Dain Rauscher Incorporated
Friedman, Billings, Ramsy & Co.
Chase Securities, Inc.
First Union Securies
Edwar D. Jones & Co
Legg Mason Wood Walker
McDonald Investments
SoundView Technology Group, Inc.


Underwriters for #29
--------------------
Salomon Smith Barney Inc.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Morgan Stnaley & Co. Incorporated
Warburg Dillon Read LLC
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Dresdner Kleinwort Benson
Lehman Brothers Inc.
First Union Securities, Inc.
Friedman Billings Ramsey
Stephens Inc.


Underwriters for #30
--------------------
Bear, Stearn & Co. Inc.
Chase Securities Inc.
Deutsche Bank Securities, Inc.
Donaldson, Lufkin & Jenrette Securities
ING Barings LLC
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co Incorporated
FleetBoston Robertson Stephens Inc.
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Warburg Dillon Read LLc
Aegis Capital Corp
Dian Rauscher Wessels
Gerard Klauer Mattison & Co.
Janney Montgomery Scott LLC
Josephthal & Co. Inc.
JWGenesis Securities, Inc.
Needham & Company, Inc.
Pacific Growth Equities, Inc.
Punk, Ziegel & Company
Stephens Inc.
Tucker Anthony Incorporated

Underwriters for #31
--------------------
U. S. Bancorp Piper Jaffray Inc.
Banc of America Securities LLC
Thomas Weisel Partners LLC
Chase Securities Inc.
CIBC World Markets Corp
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities
E*OFFERING Corp.
FleetBoston Robertson Stephens Inc.
Lehman Brothers Inc.
Morgan Stanely & Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Nessuah Zannex Ltd.


Underwriters for #32
--------------------
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith
FleetBoston Robertson Stephens Inc.
Banc of America Securities LLC
Sanford C. Bernstein & Co., Inc.
Chase Securities Inc.
Credit Lyonnais Securities (USA) Inc.
Deutsche Bank Securities Inc.
Fidelity Capital Markets
HSBC Securities (USA) Inc.
SG Cowen Securities Corporation
Salomon Smith Barney Inc.
SoundView Technology Group, Inc.
U.S. Bancorp Piper Jaffray Inc.


Underwriters for #33
--------------------
Morgan Stanley & Co. Incorporated
Deutsche Bank Securities, Inc.
Donaldson, Lufkin & Jenrette Securities
China International Capital Corporation
Dain Rauscher Wessels
First Union Securities, Inc.
Edward D. Jones & Co., LP
Legg Mason Wood Walker, Incorporated
Brad Peery Inc.
SoundView Technology Group, Inc.
Thomas Weisel Partners LLC

Underwriters for #34
--------------------
Morgan Stanley & Co. Incorporated
Hambrecht & Quist LLC
Dain Rauscher Wessels
Warburg Dillon Read LLc
Deutsche Bank Securities Inc.
Cruttenden Roth Incorporated
Furst Union Securities, Inc.
Janney Montgomery Scott LLC
Edward D. Jones & Co., L.P.
Josephthal & Co., LLC
Miller Tabak & Co., LLC
Prudential Securities Incorporated
H.C. Wainwright & Co., Inc.


Underwriters for #35
--------------------
Lehman Brothers Inc.
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
PaineWebber Incorporated
Fidelity Capital Markets
CIBC World Markets Corp
Donaldson, Lufkin & Jenrette Securities
Goldman, Sachs & Co.
W.R. Hambrecht & Co.
ING Barings LLC
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stanley & Co. Incorporated
Salomon Smith Barney Inc.
C.L. King & Associtates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Legg Mason Wood Walker, Inc.
Pacific Crest Securities
Sands Brothers & Co., LTD.
Wm Smith Securities, Incorporated


Underwriters for #36
--------------------
Goldman, Sachs & Co.
Ssalomon Smith Barney Inc.
CIBC World Markets Corp.
Merrill Lynch, Pierce, Fenner & Smith
Morgan Stnaley & Co. Incorporated
RBC Dominion Securities Corporation
BMO Nesbitt Burns Inc.
National Bank Financial Inc.
Scotia Capital (USA) Inc.
TD Securities Inc.

Underwriters for #37
--------------------
Morgan Stanley & Co. Incorporated
Deutsche Bank Securities Inc.
Salomon Smith Barney Inc.
Banc of America Securities LLC
Bear Stearns & Cjo, Incorporated
Furst Union Securities, Inc.
FleetBoston Robertson Stephens Inc.
ING Barings LLC
Prudential Securities Corporation
SG Cowen Securities Corporation


Underwriters for #38
--------------------
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.
Salomon Smith Barney Inc.
Dain Rauscher Wessels
Deutsche Bank Securities Inc.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Edward D. Jones & Co., LP
SG Cowen Securities Corporation
Tejas Securities Group, Inc.
Thomas Weisel Partners LLC
U.S. Bancorp Piper Jaffray Inc.


Underwriters for #39
--------------------
Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
Chase Securities Inc.
Banc of America Securities LLc
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Salomon Smith Barney Inc.
SoundView Technology Group, Inc.